ADMA BIOLOGICS, INC

A LATE-STAGE BIOPHARMACEUTICAL COMPANY FOCUSED ON SPECIALTY PLASMA BASED BIOLOGICS

CORPORATE OVERVIEW

December 2013

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements about ADMA Biologics, Inc. (the "Company"). These statements include statements about our development plans, timing of regulatory action, results of clinical trials, achievement of milestones, market size and opportunity, other applications of our products and technologies, manufacturing and marketing plans, among others. These statements involve known and unknown risks that relate to the Company's future events or future financial performance and the actual results could differ materially from those discussed in this document. Accordingly, the Company cautions investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, this document.

Several factors may affect the initiation and completion of clinical trials, the potential advantages of the Company's product candidates and the Company's capital needs. Among other things, the projected commencement and completion of the Company's clinical trials may be affected by difficulties or delays. In addition, the Company's results may be affected by its ability to manage its financial resources, difficulties or delays in developing manufacturing processes for its product candidates, preclinical and toxicology testing and regulatory developments. Delays in clinical programs, whether caused by competitive developments, adverse events, patient enrollment rates, regulatory issues or other factors, could adversely affect the Company's financial position and prospects. Prior clinical trial program designs and results are not necessarily predictive of future clinical trial designs or results. If the Company's product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. The Company may not be able to enter into any strategic partnership agreements. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rates due to changes in corporate priorities, the timing and outcomes of clinical trials, competitive developments and the impact on expenditures and available capital from licensing and strategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly delay, scale back or discontinue one or more of its drug development or discovery research programs. The Company is at an early stage of development and may not ever have any products that generate significant revenue.

The forward-looking statements contained in this document represent the Company's estimates and assumptions only as of the date of this document and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this document as a result of new information, future events or changes in the Company's expectations except as required by applicable law or rules. Forward-looking statements are subject to many risks, uncertainties and other factors that could cause our actual results, and the timing of certain events to differ materially from any future results expressed or implied by the forward-looking statements, including, but not limited to, the risks listed under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2012.

CORPORATE HIGHLIGHTS

- FOCUSED ON SPECIALIZED, HIGH-TITER, HUMAN IMMUNE GLOBULINS (IVIG)
- ONGOING PIVOTAL PHASE III TRIAL FOR RI-002
  - Novel IVIG product, enriched with high-levels of anti-RSV antibodies
  - Well-established FDA regulatory path to approval
  - Patient enrollment completed
  - Potential for premium pricing over standard IVIG products
- SIZEABLE MARKET OPPORTUNITY
- MULTIPLE NEAR-TERM, HIGH VALUE CLINICAL & REGULATORY MILESTONES
  - Phase III data expected 2H14
  - BLA filing expected 1H15
- LONG-TERM SUPPLY AND MANUFACTURING AGREEMENTS IN PLACE
- CURRENT AND FUTURE ADMA BIOCENTERS PROVIDE SOURCE PLASMA AND ADDITIONAL REVENUE SOURCE ($2.6M YTD)
- IPO COMPLETED OCTOBER 2013 (“ADMA”)

EXPERIENCED MANAGEMENT TEAM AND BOARD OF DIRECTORS

NAME	SELECTED CURRENT OR PAST AFFILIATIONS
ADAM GROSSMAN Founder, President, CEO & Director	MedImmune; Genesis BPS; Genesis Bio-Pharmaceuticals, Inc.; nhs National Hospital Specialties; American Red Cross
BRIAN LENZ, CPA Chief Financial Officer	KPMG; BioNJ; CorMedix
JAMES MOND, M.D., PH.D. Chief Scientific Officer & Chief Medical Officer	National Institutes of Health; BiosNexus Incorporated
STEVEN ELMS Chairman	Aisling Capital
DR. JERROLD GROSSMAN Founder & Vice Chairman	Genesis BPS; Genesis Bio-Pharmaceuticals, Inc.; nhs National Hospital Specialties; Immuno; New York Blood Center
LAWRENCE GUIHEEN Director	Baxter; PPTA Plasma Protein Therapeutics Association
ERIC RICHMAN Director	PharmAthene; MedImmune; HealthCare Ventures LLC
DOV GOLDSTEIN, M.D. Director	Aisling Capital
BRYANT FONG Director	Burrill & Company

ADMA BIOLOGICS, INC

BLOOD & PLASMA COMPOSITION

- BLOOD CONTAINS: PLASMA, RED CELLS, WHITE CELLS, PLATELETS
- PLASMA CONTAINS: PROTEIN, WATER
- PLASMA'S PROTEINS CONTAIN MANY THERAPEUTIC BENEFITS
  - IVIG is made from a key therapeutic protein in plasma

COMPOSITION OF BLOOD



Platelets, Red & White Blood Cells, 45%
Plasma, 55%
Water, 90%
Protein, 7%
Other, 3%
Albumin, 60%
IVIG, 15%
Factor VIII, 1%
Other, 24%

ADMA's drug candidates are derived from specialized IVIG proteins

SIZEABLE MARKET – IVIG

- ~$15 BILLION WORLDWIDE MARKET FOR PLASMA PRODUCTS
- ~$3.5 BILLION US IMMUNE GLOBULIN MARKET
- USED TO TREAT
  - Primary immune deficiencies
  - Autoimmune diseases
  - Immune-compromised patients
  - Neuropathy
- GROWTH DRIVERS FOR IVIG USE
  - New indications
  - New research and data
  - New markets (emerging countries)
  - Aging population



US IG Sales in Billions
$4.0
$3.0
$2.0
$1.0
$0.0
CAGR ~ 13.5%
CAGR ~ 6.2%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

ADMA BIOLOGICS, INC

SIZEABLE MARKET – RSV INCIDENCE

RESPIRATORY SYNCYTIAL VIRUS (RSV) OVERVIEW

- RSV INFECTION IS A SERIOUS PROBLEM FOR IMMUNE-COMPROMISED PATIENTS

- APPROXIMATELY 5-15% RSV INFECTION RATE IN IMMUNE-COMPROMISED PATIENT POPULATIONS

- RSV-INFECTED HEMATOPOIETIC STEM CELL TRANSPLANT (HSCT) PATIENTS HAVE POOR PROGNOSIS:
  - 41% of untreated patients progress to lower respiratory tract (LRT) disease
  - Approximately 25% of patients treated with current standard of care (ribavirin) progress to LRT disease
  - LRT disease has up to 40% mortality rate

ADMA BIOLOGICS, INC

RSV SEASON IN THE US FOR 2011-2012



Average Length of RSV Season
2011-2012
30 weeks
21-23 weeks
20 weeks
18-19 weeks
14-15 weeks

In 2011, RSV season began November 19th.
In 2012, RSV season began December 15th in all but one region.

SIZEABLE MARKET – ADMA PRODUCTS

- RI-002 IS TARGETED TO IMMUNE-COMPROMISED PATIENTS
- INITIAL INDICATION PATIENT TARGET: PRIMARY IMMUNE DEFICIENCY DISEASE (PIDD)
- 250,000 PIDD PATIENTS IN THE US, 50% ARE TREATED WITH IVIG (~125,000)

Class	Est. Incidence (US Population)	Comments	Target Population Numbers
Common Variable Immune Deficiency (CVID)	1 in 25,000 to 1 in 50,000 (7,000-14,000 patients)	30% to 50% of these patients have both T-Cell and B-cell deficiencies	2,000 to 5,000 patients
Severe Combined Immune Deficiency Syndrome (SCID)	New diagnoses of ~100 cases reported each year	SCID patients lack T and B -cell function, many receive bone marrow transplant upon diagnosis, many require IVIG treatments post transplant	500-1000 patients on IVIG post transplant
Wiskott-Aldrich Syndrome (WAS)	4 in every 1 million males has the disorder - sometimes not diagnosed until adulthood	WAS patients lack T-cell function, many receive bone marrow transplant upon diagnosis, many require IVIG treatments post transplant	600 patients on IVIG therapy
DiGeorge Syndrome (DGS)	1 in 4,000 births suffers from DGS (700-800 patients)	70%+ of these patients have both T-Cell and B-cell deficiencies	1,000 patients receive IVIG therapy
Ataxia Telangiectasia (AT)	1 in 40,000 to 1 in 100,000	Patients typically have neuromuscular issues along with T-cell immunodeficiency; pts are more susceptible to infection and to cancer	3,000 to 8,000 patients
X-Linked Hyper IgM Deficiency (XHMD)	2 in every 1,000,000 males	Patients have low levels of three other classes of antibodies: immunoglobulin G (IgG), immunoglobulin A (IgA), and immunoglobulin E (IgE)	350 patients receive IVIG therapy
X-Linked Agammaglobulinanemia (XLA)	1 in 10,000 are diagnosed with XLA (35,000 patients)	The absence of functional BTK protein blocks B cell development, many patients require more frequent IVIG infusions (3 weeks v. 4 weeks)	3,500 patients are more susceptible to viral infections

Target Patient Population of 8,500 to 15,000 patients

SIZEABLE MARKET – ADMA PRODUCTS (CONT'D)

POTENTIAL FOLLOW-ON INDICATION POPULATIONS:

- HEMATOPOIETIC STEM CELL TRANSPLANT (HSCT) –
  - ~25,000 procedures/year performed in the US
- SOLID ORGAN TRANSPLANT (LUNG, HEART, LIVER AND MULTI-ORGAN) –
  - ~11,000 solid organ transplants/year (excluding kidney transplants) performed in the US
- CANCER PATIENTS RECEIVING CHEMOTHERAPY –
  - 375,000 patients/year receive chemotherapy in the US (winter months)

ADMA BIOLOGICS, INC

LEAD PRODUCT CANDIDATE (RI-002)

RI-002

- Polyclonal IVIG product enriched with standardized, enhanced levels of anti-RSV antibodies

TARGETED TO IMMUNE-COMPROMISED PATIENTS

- Initial indication: Primary Immune Deficiency Disease (PIDD)
- Potential follow-on indications:
  - *Hematopoietic stem cell transplant (HSCT)*
  - *Solid organ transplant*
  - *Chemotherapy*
  - *Elderly or otherwise immune-compromised patients*

RI-002 OFFERS CLINICIANS THE ONLY IVIG PRODUCT WITH:

- **Standardized high levels of neutralizing RSV antibodies** in a polyclonal IVIG preparation
- Immediate availability of neutralizing RSV antibodies

ONGOING PIVOTAL PHASE III TRIAL

- FDA'S "GUIDANCE FOR INDUSTRY: SAFETY, EFFICACY AND PHARMACOKINETIC STUDIES TO SUPPORT MARKETING OF IMMUNE GLOBULIN INTRAVENOUS (HUMAN) AS A REPLACEMENT THERAPY FOR PRIMARY HUMORAL IMMUNODEFICIENCY" (CBER, JUNE 2008)

PATIENT POPULATION	PRIMARY IMMUNE DEFICIENCY DISEASE (PIDD)
Primary Endpoint	*Serious infection rate per person-year of < 1
Secondary Endpoints	Safety, incidence of all infections (serious & non-serious), lost days of work or school, any hospitalizations, ER visits, antibiotic use etc. PK profile of total IgG and specific antibody level testing for H. flu type B, CMV, measles, tetanus and RSV
# of Patients	59 (fully enrolled, enrollment closed)
# of Sites	9 US sites
Treatment Duration	12 months
Patient Follow-up	30 days beyond final dose for adverse events 90 days beyond final dose for viral testing
Dosing	300 mg/kg to 800 mg/kg, based on current IVIG dose 21 or 28 day dosing based on patients requirements

**A serious infection is defined by FDA to be: bacteremia / sepsis, bacterial meningitis, osteomyelitis / septic arthritis, bacterial pneumonia and visceral abscess.*

ADMA BIOLOGICS, INC

TIMELINE FOR RI-002 MILESTONES


2013
2014
2015
2016
Q1
Q2
Q3
Q4
First Patient Enrolled in Phase III *Completed*
50% Enrollment *Completed*
Initial Public Offering *Completed*
Last Patient Enrolled in Phase III *Completed*
Ongoing Phase III Dosing
Preliminary Phase III Data
BLA Filing
FDA Review Period
BLA Approval
First Commercial Sales of RI-002
Achieved milestones
Initial public offering
Anticipated future milestones

ADMA BIOLOGICS, INC

ADMA BIOLOGICS, INC

HISTORICAL DATA OVERVIEW

December 2013

2013 RSV VACCINES FOR THE WORLD CONFERENCE

ABSTRACT & ORAL PRESENTATION:

- "Polyclonal Human IVIG with Standardized High Levels of RSV Neutralizing Antibodies: A Summary of Human and Animal Studies"

DATA FROM 3 STUDIES

- Cotton Rat Model
- Phase II Dose Finding Study in Transplant Patients
- Compassionate Human Use Data

COTTON RAT PROTECTION - ANIMAL MODEL

- 25 MALE COTTON RATS, 6- 8 WEEKS (GROUPS OF 5)
- DAY 0 TEST PRODUCTS INFUSED INTRAPERITONEALLY
  - *ADMA 500mg/kg*
  - *ADMA 750mg/kg*
  - *ADMA 1000mg/kg*
  - *Reference RSV IVIG 750mg/kg*
- DAY 1: CHALLENGED WITH RSV LONG 3.0 X 10^7 PFU ML
- DAY 5 ANIMALS SACRIFICED
  - *Nose and lung viral titers*
  - *Serum RSV neutralizing antibody titers to A2*

ADMA BIOLOGICS, INC

COTTON RAT PROTECTION - ANIMAL MODEL

NASAL & LUNG RSV VIRAL LOAD WAS REDUCED BY 99% IN THE ADMA IVIG TREATED ANIMALS



Cotton Rat Lung RSV Viral Load Titers
GeoMean Log10 Titers (pfu/g)
5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
5/5
0/5
0/5
0/5
1/5
Saline
ADMA IVIG 500
ADMA IVIG 750
ADMA IVIG 1000
Ref 750
Groups
Limit of Detection: 2.0Log10



Cotton Rat Nasal RSV Viral Load Titers
GeoMean Log10 Titers (pfu/g)
5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
5/5
1/5
0/5
0/5
2/5
Saline
ADMA IVIG 500
ADMA IVIG 750
ADMA IVIG 1000
Ref 750
Groups
Limit of Detection: 2.0Log10

ADMA BIOLOGICS, INC

COTTON RAT PROTECTION - ANIMAL MODEL

RSV NEUTRALIZING ANTIBODY TITERS



8000
7000
6000
5000
4000
3000
2000
1000
0
GMT
0
0.5
1
1.5
2
2.5
3
3.5
4
4.5
Day of Study
ADMA 500
ADMA 750
ADMA 1000
REF 750

ADMA BIOLOGICS, INC

PHASE II TRIAL – A MULTICENTER DOSE RANGING STUDY IN RSV INFECTED IMMUNOCOMPROMISED PATIENTS

- RANDOMIZED, DOUBLE BLIND, PLACEBO CONTROLLED (N=21)
- BMT/HSCT OR SOLID ORGAN TRANSPLANT WITHIN 2 YEARS ON CONCURRENT IMMUNOSUPPRESSIVE TREATMENT
- RSV BY RT-PCR URI AT TIME OF ENROLLMENT
- AGES 2-65 (MEAN AGE 38 YEARS)
- US, CANADA, AUSTRALIA, NEW ZEALAND
- THREE ARMS 1:1:1
  - 1500mg/kg, followed by 750mg/kg day 2
  - 750mg/kg followed by 750mg/kg day 2
  - Placebo

ADMA BIOLOGICS, INC

PHASE II TRIAL RESULTS - PRIMARY OUTCOME

PRIMARY ENDPOINT

- Define the dose which produced a > 4-fold rise in neutralizing RSV titer at day 18 compared to baseline

RESULTS (N=21)

- Primary endpoint met
- Well-tolerated, no drug-related SAEs were reported

Dose	# ≥ 4-fold Rise	Mean Fold Rise	95% CI	P-value (to placebo)
High Dose (7)	6 (86%)	9.2	4.07-21.02	0.0043
Low Dose (7)	3 (43%)	4.9	2.22-10.59	0.0268
Placebo (7)	0	1.4	0.64-3.17	-

ADMA BIOLOGICS, INC

CLINICALLY PROMISING COMPASSIONATE USE EXPERIENCE

- 15 UNSOLICITED COMPASSIONATE USE REQUESTS
- AGE – 3 MONTHS TO 71 YEARS
- ALL PATIENTS WERE IMMUNOSUPPRESSED AND DIAGNOSED WITH LRT RSV INFECTIONS FOR DAYS OR WEEKS (1 DAY TO 4 WEEKS)
- UNRESPONSIVE TO CONVENTIONAL THERAPIES
  - Aerosolized ribavirin and/or standard IVIG
  - 3 young children received palivizumab
- PATIENTS WERE TREATED WITH PHASE II TRIAL HIGH-DOSE REGIMEN

ADMA BIOLOGICS, INC

CLINICALLY PROMISING COMPASSIONATE USE EXPERIENCE

RESULTS

- The majority of patients had favorable outcomes
  - *73% survived LRT RSV infection (11/15)*
  - *4 deaths*
- Pre and post infusion serum samples obtained from 12 patients
- All patient samples tested had > 4 fold rise in RSV antibody titers from baseline (day 8-18)
- Well-tolerated in all 15 patients – no reports of serious adverse events attributable to study drug

2013 RSV VACCINES FOR THE WORLD CONFERENCE - ABSTRACT & PRESENTATION CONCLUSIONS

THE COTTON RAT MODEL DEMONSTRATES:

- Infusion of ADMA IVIG eliminates 99% of viral load in nasal and lung tissue
- Highly significant increases in serum RSV neutralizing titers

PHASE II TRIAL DEMONSTRATES:

- 86% of subjects who received high-dose ADMA RSV IVIG had a >4-fold rise in RSV titers (day 18, mean 9.2 fold)

THE COMPASSIONATE USE EXPERIENCE DEMONSTRATES:

- Majority (73%) of seriously ill patients had favorable outcomes
- All patients tested who had not received palivizumab had >4 fold rise in RSV titers (day 8-18)

ADMA BIOLOGICS, INC

ADMA BIOLOGICS, INC

OPERATIONAL OVERVIEW:
GROWTH, STRATEGY & COMMERCIALIZATION

December 2013

GROWTH STRATEGY

FOLLOW-ON SPECIALTY IG PRODUCTS CAN PROVIDE ADDITIONAL GROWTH

- In-licensed – VZIG (Varicella Zoster Immune Globulin, Biotest AG) for United States and Canada
- Contract negotiations ongoing

INFECTIOUS DISEASE SPECIFIC IG PRODUCT CANDIDATES

- Targeted at Primary Immune deficient patients
- Targeted at immune-compromised transplant patients
- Management of a chronic viral/bacterial infection

FOLLOW-ON PRODUCTS MAY PROVIDE OPPORTUNITIES TO LEVERAGE CORE CAPABILITIES

- Plasma collection
- Manufacturing process
- Testing
- Sales & marketing of plasma products

ONGOING MANUFACTURING AND PLASMA SUPPLY

SECURED LONG-TERM MANUFACTURING AGREEMENT

- Biotest Pharmaceuticals Corporation
- 10-year agreement - 2 five-year extensions
- FDA approved manufacturing facility

SECURED LONG-TERM PLASMA SUPPLY AGREEMENT

- Biotest Pharmaceuticals Corporation
- 10-year agreement
- Ability to collect from 12 BPC FDA approved centers and from ADMA BioCenters

ADMA BIOCENTERS

- Provides vertically integrated high-titer RSV and normal source plasma for use in drug product manufacturing
- Targeted collections to meet company R&D and commercial needs

US COMMERCIALIZATION STRATEGY

OVERALL PLAN: Hire small, specialty sales force targeting physicians who identify RSV infections in immune-compromised patients (Infectious Disease & Immunologists)

ADDRESSABLE PROGRAMS: ~500 leading specialty programs for treating PIDD patients in the US

KEY TARGETS: Market to hospitals, physician offices/clinics, and other specialty treatment organizations in appropriate RSV susceptible regions

FULFILLMENT: May use a network of national distributors to fulfill orders

EXPERIENCE: Management & Board has substantial prior direct experience with marketing and selling plasma-derived therapeutics

ADDITIONAL STAFFING: May include patient support, medical affairs, medical science liaisons, account managers, QA/QC, regulatory affairs, reimbursement, supply-chain and logistic amongst other customary positions

EX-US COMMERCIALIZATION STRATEGY

EUROPEAN, SELECTED MIDDLE EAST AND NORTH AFRICAN COMMERCIAL AGREEMENT WITH BIOTEST AG FOR RI-002

- Upfront services free of charge, cash payments upon achieving milestones
- Royalty stream from foreign sales
- ADMA has ability to co-promote in the territory to assist with sales and marketing

ADDITIONAL MARKETS STRATEGY

- ADMA to seek other potential ex-US relationships for our lead product candidate (Asia, Australia, South Africa, Latin America, etc.)

SIGNIFICANT ENTRY BARRIERS TO PROTECT COMPETITIVE MARKET POSITION

- UNIQUE AND EXCLUSIVE PLASMA DONOR SELECTION CRITERIA
- EXCLUSIVE METHODOLOGY AND KNOW-HOW FOR FORMULATION OF DONOR PLASMA POOL
- VALIDATED MICRONEUTRALIZATION ASSAY FOR ANTI-RSV ANTIBODY
- CELL-BASED, VIRAL MICRONEUTRALIZATION ASSAY FOR MEASURING PLASMA DONORS' AND DRUG SUBSTANCE RSV ANTIBODY TITER LEVELS
  - Unique and exclusive reagents, controls, reference standards, SOPs and methods are used in the assay process
  - Complex assay process and procedures are protected by trade secrets and know-how

ADMA BIOLOGICS, INC

ADMA BIOCENTERS
PLASMA PROCUREMENT OVERVIEW

December 2013

US DEMAND FOR SOURCE PLASMA IS GROWING

- HUNDREDS OF DISEASES ARE TREATED WITH PRODUCTS MADE FROM HUMAN PLASMA
  - Over 19 million liters of source plasma collected in the US
  - Typical plasma collection center can collect 30,000 to 50,000 liters of source plasma annually
  - Many countries utilize US plasma for their manufacturing programs
  - New fractionation and manufacturing facilities are being established worldwide
- PLASMA PRODUCTS SOLD IN THE US MUST BE MANUFACTURED ONLY FROM PLASMA COLLECTED AT US APPROVED SOURCE PLASMA CENTERS
  - Many countries require use of US plasma as supply source

Number of US FDA Approved Plasma Collection Centers


600
500
400
300
200
CAGR ~ 4.4%
2005
2006
2007
2008
2009
2010
2011
2012 est

Total US Source Plasma Collections (Millions of Liters)


30
20
10
0
CAGR ~ 13.8%
2005
2006
2007
2008
2009
2010
2011
2012 est

The US plasma supply is among the safest in the world

ADMA BIOLOGICS, INC

ADMA BIOCENTERS FULFILL SEVERAL IMPORTANT STRATEGIC GOALS





FIRST ADMA BIOCENTER OPENED IN METRO ATLANTA

- Received **FDA BLA** approval in August 2011
- June 2012 entered into third party multi-year supply agreement
- Received **GHA certification** in June 2013

OWNERSHIP OF SOURCE PLASMA IS A STRATEGIC ASSET

- Plasma collection centers provides self-sourced raw material plasma for R&D, clinical trials and commercial product manufacturing
- Reduces exposure to market fluctuations in plasma supply and pricing

PLASMA COLLECTION CENTERS GENERATE MEANINGFUL REVENUES

- A base business which is currently revenue generating
- Steady revenues with firm multi-year supply contracts
- Additional centers can be opened as demand increases
- A single plasma center can generate revenues in excess of $6+ million at full capacity

EXPANSION OF PLASMA COLLECTION NETWORK PLANNED FOR 2014

ADMA BioCenters
The power is in you!

ADMA BIOLOGICS, INC

ADMA BIOLOGICS, INC

FINANCIAL HIGHLIGHTS & ANTICIPATED MILESTONES

December 2013

ANTICIPATED MILESTONES & NEWS FLOW

COMPLETED:

- Signed manufacturing and plasma supply partnership for RI-002
- Signed licensing partnership for Europe and other foreign territories
- Obtained GHA and/or other foreign approval for ADMA BioCenters
- IPO completed October 2013 ("ADMA")
- Completed enrollment for the Phase III trial

FUTURE EXPECTATIONS:

- Expand ADMA BioCenters network, initiate 2nd center build-out & FDA review process
- Pre-IND meeting/File IND for in-licensed VZIG product
- FDA acceptance of IND for VZIG, initiate trial, complete enrollment
- List on NASDAQ or other national exchange
- Initiation of new specialty plasma collection programs at ADMA BioCenters
- Expand ADMA BioCenters network, initiate additional center build-out & FDA review process
- Results from Phase III clinical trial
- Submit BLA to FDA for RI-002, with positive Phase III data
- FDA approval of 2nd ADMA BioCenter
- FDA approval of additional ADMA BioCenter
- Obtain FDA approval for RI-002
- First commercial sales of RI-002

OWNERSHIP AND FINANCIAL INFORMATION SEPTEMBER 30, 2013

	Common Stock	Options & Warrants	Fully Diluted Shares	Fully Diluted Ownership
Aisling Capital	3,608,171	33,674	3,641,845	35.7%
Burrill Capital	1,433,304	16,837	1,450,141	14.2%
Grossman Family	1,156,031	393,292	1,549,323	15.2%
Other Holders	3,094,317	474,332	3,568,649	34.9%
Total	9,291,823	918,135	10,209,958	100.0%

Financial Summary	As of 9/30/13	Pro Forma Post IPO (Oct 2013)
Cash & equivalents	$5,380,043	$31,880,041
Total assets	$8,701,866	$35,201,864
Total liabilities	$9,437,622	$9,437,622
Total stockholders' (deficiency) equity	($735,756)	$25,764,242
9 Months Revenue	$2,643,546	$2,643,546
YTD Cash Burn	~$880K per month	

ADMA BIOLOGICS, INC

CORPORATE HIGHLIGHTS

IPO COMPLETED OCTOBER 2013 ("ADMA")

- Gross proceeds $29.1M
- 3,420,821 shares of common stock

FOCUSED ON SPECIALIZED, HIGH-TITER, HUMAN IMMUNE GLOBULINS (IVIG)

ONGOING PIVOTAL PHASE III TRIAL FOR RI-002

- Novel IVIG product, enriched with high-levels of anti-RSV antibodies
- Well-established FDA regulatory path to approval
- Patient enrollment completed
- Potential for premium pricing over standard IVIG products

SIZABLE MARKET OPPORTUNITY

MULTIPLE NEAR-TERM, HIGH VALUE CLINICAL MILESTONES

- Phase III data expected 2H14
- BLA filing expected 1H15

LONG-TERM SUPPLY AND MANUFACTURING AGREEMENTS IN PLACE

CURRENT AND FUTURE ADMA BIOCENTERS PROVIDE SOURCE PLASMA AND ADDITIONAL REVENUE SOURCE ($2.6M YTD)